INTANGIBLE ASSETS, NET	6 Months Ended
Jun. 30, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS, NET	INTANGIBLE ASSETS, NET
Intangible assets included in current assets relate to intangible assets following the completion of the transactions contemplated by the Vessel SPA, the ManCo SPA and related agreements during 2022 and are as follows:

	Favorable Contract Intangible Assets	Assembled Workforce	Customer Relationships	Others	As of June 30, 2023
	Note A	Note B	Note B
(in thousands of $)
Cost	18,900	4,600	3,600	1,038	28,138
Less: Accumulated amortization	(14,127)	(920)	(1,950)	—	(16,997)
Net book value	4,773	3,680	1,650	1,038	11,141
Presented as:
- Current	—	920	1,650	—	2,570
- Non-current	4,773	2,760	—	1,038	8,571
	4,773	3,680	1,650	1,038	11,141

A.Favorable Contract Intangible Assets

As part of the acquisition of the Original Vessels TFDE LNG carriers pursuant to the Vessel SPA and the four acquired vessels pursuant to the MSA which were both accounted for as asset acquisitions, the Company remeasured the below / above market fair values of the existing associated time charter party (TCP) contracts that were acquired across the fleet were included in the respective acquisition.

The favorable TCP contracts are included under intangible assets and unfavorable TCP contracts are included as liabilities. The net book value of favorable contract intangible assets, net of $4.8 million is included within "non-current assets". The fair value of the unfavorable contracts liabilities of $19.0 million and $95.0 million are included within “other current liabilities” and "other non-current liabilities", respectively.

The net amortization income for the six month period ended June 30, 2023 amounted to $8.6 million ($11.1 million amortization income of contract liabilities net of $2.5 million amortization expense of contract intangible assets). The net amortization income is included in “Amortization of intangible assets and liabilities arising from charter agreements, net” in the unaudited condensed consolidated statements of operations.

B. Assembled Workforce and Customer Relationships

As part of completion of the ManCo SPA, CoolCo purchased Golar's LNGC and FSRU management organization, pursuant to which CoolCo acquired four of Golar's wholly-owned subsidiaries: Cool Company Management Ltd., Cool Malaysia, Cool Croatia and Cool Norway, including employees of these entities and agreements to manage third parties' fleets of LNGCs and FSRUs.

Upon acquisition pursuant to ManCo SPA on June 30, 2022, we identified "Assembled workforce" as one of the assets acquired in the asset acquisition and recognized it at fair value on the acquisition date. We also identified "Customer relationships" as one of the assets acquired in the asset acquisition and recognized it at fair value on the acquisition date, which is comprised of the management agreements that we acquired to provide commercial and technical vessel management for third party fleets of LNGCs and FSRUs. The net amortization expense for the six month period ended June 30, 2023 amounted to $1.3 million and is included within “Depreciation and amortization” in the unaudited condensed consolidated statements of operations.

As of June 30, 2023, there was no impairment of intangible assets.